                                                                     EXHIBIT 3.2
                                                                     -----------

                                    BYLAWS

                                      OF

                            EQUALITY BANCORP, INC.








                          As Adopted on June 20, 1997

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I     OFFICES....................................................... -1-
     Section 1.1    Registered Office....................................... -1-
                    -----------------
     Section 1.2    Other Offices........................................... -1-
                    -------------

ARTICLE II    STOCKHOLDERS.................................................. -1-
     Section 2.1    Annual Meeting.......................................... -1-
                    --------------
     Section 2.2    Special Meetings........................................ -1-
                    ----------------
     Section 2.3    Place of Meeting........................................ -1-
                    ----------------
     Section 2.4    Notice of Meetings...................................... -1-
                    ------------------
     Section 2.5    Stockholder List........................................ -2-
                    ----------------
     Section 2.6    Quorum.................................................. -2-
                    ------
     Section 2.7    Proxies................................................. -2-
                    -------
     Section 2.8    Voting.................................................. -2-
                    ------
     Section 2.9    Voting of Certain Shares................................ -3-
                    ------------------------
     Section 2.10   Action Without Meeting.................................. -3-
                    ----------------------
     Section 2.11   Treasury Stock.......................................... -3-
                    --------------
     Section 2.12   Business to be Considered by Stockholders............... -3-
                    -----------------------------------------

ARTICLE III   DIRECTORS..................................................... -4-
     Section 3.1    Number and Election..................................... -4-
                    -------------------
     Section 3.2    Resignations and Vacancies.............................. -4-
                    --------------------------
     Section 3.3    Nominations for Directors............................... -5-
                    -------------------------
     Section 3.4    Management of Affairs of Corporation.................... -5-
                    ------------------------------------
     Section 3.5    Dividends and Reserves.................................. -5-
                    ----------------------
     Section 3.6    Regular Meetings........................................ -5-
                    ----------------
     Section 3.7    Special Meetings........................................ -6-
                    ----------------
     Section 3.8    Notice of Special Meetings.............................. -6-
                    --------------------------
     Section 3.9    Quorum.................................................. -6-
                    ------
     Section 3.10   Presumption of Assent................................... -6-
                    ---------------------
     Section 3.11   Action Without Meeting.................................. -6-
                    ----------------------
     Section 3.12   Presiding Officer....................................... -7-
                    -----------------
     Section 3.13   Executive Committee..................................... -7-
                    -------------------
     Section 3.14   Other Committees........................................ -7-
                    ----------------
     Section 3.15   Alternates.............................................. -7-
                    ----------
     Section 3.16   Quorum and Manner of Acting--Committees................. -7-
                    ---------------------------------------
     Section 3.17   Committee Chairman, Books and Records, Etc.............. -7-
                    ------------------------------------------
     Section 3.18   Fees and Compensation of Directors...................... -8-
                    ----------------------------------
     Section 3.19   Reliance Upon Records................................... -8-
                    ---------------------

ARTICLE IV    NOTICES........................................................-8-
     Section 4.1    Manner of Notice.........................................-8-
                    ----------------
     Section 4.2    Waiver of Notice.........................................-8-
                    ----------------

ARTICLE V     OFFICERS.......................................................-9-
     Section 5.1    Offices and Official Positions...........................-9-
                    ------------------------------
     Section 5.2    Election and Term of Office..............................-9-
                    ---------------------------
     Section 5.3    Removal and Resignation..................................-9-
                    -----------------------
     Section 5.4    Vacancies................................................-9-
                    ---------
     Section 5.5    Chairman of the Board....................................-9-
                    ---------------------
     Section 5.6    President...............................................-10-
                    ---------
     Section 5.7    Vice Presidents.........................................-10-
                    ---------------
     Section 5.8    Secretary...............................................-10-
                    ---------
     Section 5.9    Treasurer...............................................-11-
                    ---------
     Section 5.10   Assistant Treasurers and Assistant Secretaries..........-11-
                    ----------------------------------------------
     Section 5.11   Salaries................................................-11-
                    --------

ARTICLE VI    DIVISIONS.....................................................-12-
     Section 6.1    Divisions of the Corporation............................-12-
                    ----------------------------
     Section 6.2    Official Positions Within a Division....................-12-
                    ------------------------------------

ARTICLE VII   CONTRACTS, LOANS, CHECKS AND DEPOSITS.........................-12-
     Section 7.1    Contracts and Other Instruments.........................-12-
                    -------------------------------
     Section 7.2    Loans...................................................-12-
                    -----
     Section 7.3    Checks, Drafts, Etc.....................................-12-
                    -------------------
     Section 7.4    Deposits................................................-12-
                    --------

ARTICLE VIII  CERTIFICATES OF STOCK AND THEIR TRANSFER......................-12-
     Section 8.1    Certificates of Stock...................................-12-
                    ---------------------
     Section 8.2    Lost, Stolen or Destroyed Certificates..................-13-
                    --------------------------------------
     Section 8.3    Transfers of Stock......................................-13-
                    ------------------
     Section 8.4    Restrictions on Transfer................................-13-
                    ------------------------
     Section 8.5    No Fractional Share Certificates........................-14-
                    --------------------------------
     Section 8.6    Stockholders of Record..................................-14-
                    ----------------------

ARTICLE IX    INDEMNIFICATION...............................................-14-

ARTICLE X     GENERAL PROVISIONS............................................-17-
     Section 10.1   Fiscal Year.............................................-17-
                    -----------
     Section 10.2   Seal....................................................-17-
                    ----

ARTICLE XI    AMENDMENTS....................................................-17-

                                    BYLAWS
                                      OF
                            EQUALITY BANCORP, INC.


                                   ARTICLE I
                                    OFFICES

     SECTION 1.1  REGISTERED OFFICE.  The registered office of the Corporation
                  -----------------
in the State of Delaware shall be located at 1209 Orange Street in the City of Wilmington, County of New Castle, and the name of the Corporation's registered agent, located at such address, is The Corporation Trust Company.

     SECTION 1.2  OTHER OFFICES.  The Corporation may also have offices at such
                  -------------
other places both within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                  ARTICLE II
                                 STOCKHOLDERS

     SECTION 2.1  ANNUAL MEETING.  The annual meeting of the stockholders shall
                  --------------
be held at 4:00 p.m. on the second Friday in August in each year, beginning in 1998, if not a legal holiday, or, if a legal holiday, then on the next succeeding business day, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the annual meeting for the election of directors shall not be held on the day hereinbefore designated therefor, the Board of Directors shall cause the meeting to be held as soon thereafter as convenient.

     SECTION 2.2  SPECIAL MEETINGS.  Except as otherwise prescribed by statute,
                  ----------------
special meetings of the stockholders for any purpose or purposes may be called and the location thereof designated by the Chairman of the Board or the President, and shall be called and the location thereof designated by the Secretary at the direction of a majority of the entire Board of Directors.

     SECTION 2.3  PLACE OF MEETING.  Each meeting of the stockholders for the
                  ----------------
election of directors shall be held at the office of the Corporation in St. Louis, Missouri, unless the Board of Directors shall, by resolution, designate any other place, within or without the State of Delaware, as the place of such meeting. Meetings of stockholders for any other purpose may be held at such place, within or without the State of Delaware, and at such time as shall be determined pursuant to Section 2.2, Special Meetings, and stated in the notice
                                    ----------------
of the meeting or in a duly executed waiver of notice thereof.

      SECTION 2.4  NOTICE OF MEETINGS.  Written or printed notice stating the
                   ------------------
place, date and hour of each annual or special meeting of the stockholders and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting.

     When a meeting is adjourned to another time or place, no notice of the adjourned meeting other than an announcement at the meeting as to the time and place of the adjourned meeting need be given unless the adjournment is for more than thirty (30) days or a new record date is fixed for the adjourned meeting after such adjournment.

     SECTION 2.5  STOCKHOLDER LIST.  At least ten (10) days before every
                  ----------------
meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, and showing the address of each such stockholder and the number of shares registered in the name of each such stockholder, shall be prepared by the Secretary. Such list shall be open to examination of any stockholder of the Corporation during ordinary business hours, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting, at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting, and the list shall be produced and kept at the time and place of meeting during the whole time thereof, and subject to the inspection for any purpose germane to the meeting of any stockholder who is present.

     SECTION 2.6  QUORUM.  A majority of the shares entitled to vote, present
                  ------
in person or represented by proxy, shall be requisite for, and shall constitute, a quorum at all meetings of the stockholders of the Corporation for the transaction of business, except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat present in person or represented by proxy shall have power to adjourn the meeting from time to time until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

     SECTION 2.7  PROXIES.  At every meeting of the stockholders, each
                  -------
stockholder having the right to vote thereat shall be entitled to vote in person or by proxy. Such proxy shall be appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three (3) years prior to such meeting, unless such proxy provides for a longer period; and it shall be filed with the Secretary of the Corporation before, or at the time of, the meeting.

     SECTION 2.8  VOTING.  Unless the Certificate of Incorporation provides
                  ------
otherwise, at every meeting of stockholders, each stockholder shall be entitled to one (1) vote for each share of stock of the Corporation entitled to vote thereat and registered in the name of such stockholder on the books of the Corporation on the corresponding record date. When a quorum is present at any meeting of the stockholders, the vote of the holders of a majority of the stock having voting power which is present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by provision of the statutes, the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such provision shall govern and control the decision of such question. If the Certificate of Incorporation provides for more or less than one vote for any share on any matter, every reference in these Bylaws to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock.

     SECTION 2.9  VOTING OF CERTAIN SHARES.  Shares standing in the name of
                  ------------------------
another corporation, domestic or foreign, and entitled to vote may be voted by such officer, agent, or proxy as the bylaws of such corporation may prescribe or, in the absence of such provision, as the board of directors of such corporation may determine. Shares standing in the name of a deceased person, a minor or an incompetent and entitled to vote may be voted by the administrator, executor, guardian or conservator, as the case may be, either in person or by proxy. Shares standing in the name of a trustee, receiver or pledgee and entitled to vote may be voted by such trustee, receiver or pledgee either in person or by proxy as provided by Delaware law.

     SECTION 2.10  ACTION WITHOUT MEETING.  Any action required or permitted to
                   ----------------------
be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders and may not be effected without a meeting by a consent in writing by such stockholders.

     SECTION 2.11  TREASURY STOCK.  Shares of its own stock belonging to the
                   --------------
Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares for the purpose of determining whether a quorum is present. Nothing in this Section 2.11 shall be construed to limit the right of the Corporation to vote shares of its own stock held by it in a fiduciary capacity.

     SECTION 2.12  BUSINESS TO BE CONSIDERED BY STOCKHOLDERS.  (a)  Business to
                   -----------------------------------------
be considered by the stockholders shall be brought before an annual meeting (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided in subsection (a) of this Section 2.12, who is entitled to vote with respect thereto and who complies with the notice procedures set forth in subsection (a) of this Section
2.12. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such proposed business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice must be delivered to or mailed to and received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting. In no event shall the public or other announcement of an adjournment of an annual meeting or the adjournment thereof commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice to the Secretary shall set forth (i) as to any business the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, (B) the reasons for conducting such business at the annual meeting, (C) any material interest in such business to such stockholder and (D) the beneficial owner, if any, on whose behalf the proposed business is made, and
(ii) as to the
stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposed business is to be brought, (A) the name and address of such stockholder, as they appear on the Corporation's books, and the name and address of such beneficial owner and (B) the class and number of shares of the Corporation's capital stock that are owned beneficially and of record by such stockholder and such beneficial owner.

     (b) At any special meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting pursuant to the Corporation's notice of meeting.

     (c) Notwithstanding anything in the Bylaws of the Corporation to the contrary, only such business shall be brought before or conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.12. The officer of the Corporation or other person presiding over the meeting shall, if the facts so warrant, determine and declare to the meeting that business was not brought before the meeting in accordance with the provisions of this Section 2.12 and, if such person should so determine, such person shall so declare to the meeting and any such business so determined not to be properly before the meeting shall be disregarded.

     (d) Notwithstanding the foregoing provisions of this Section 2.12, if applicable, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations thereunder with respect to the matters set forth in this Section
2.12. Nothing in this Section 2.12 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act, if applicable.

                                  ARTICLE III
                                   DIRECTORS

     SECTION 3.1  NUMBER AND ELECTION.  The board of directors of the
                  -------------------
Corporation shall consist of not less than 7 nor more than 12 persons. The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the board of directors pursuant to a resolution adopted by a majority of the entire board of directors. Except for vacancies filled pursuant to Section 3.2, Resignations
                                                                 ------------
and Vacancies, the directors shall be elected by the stockholders of the
-------------
Corporation, and at each election the persons receiving the greatest number of votes, up to the number of directors then to be elected, shall be the persons then elected. The election of directors is subject to any provisions contained in the Certificate of Incorporation relating thereto, including any provisions
for a classified board.   Directors need not be residents of the state of
Delaware or the state of Missouri.

     SECTION 3.2  RESIGNATIONS AND VACANCIES.  Any director may resign at any
                  --------------------------
time by giving written notice to the Board of Directors, to the Chairman or to the President. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director. Directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Newly created directorships shall be allocated among the classes of directors so that each class of directors shall consist, as nearly as possible, of one-third of the total number of directors.

     Any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of all classes of stock of the Corporation generally entitled to vote in the election of directors, considered for purposes of this paragraph of Section 3.2 as one class.

     SECTION 3.3  NOMINATIONS FOR DIRECTORS.  Nominations for the election of
                  -------------------------
directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with the requirements provided in the Certificate of Incorporation.

     SECTION 3.4  MANAGEMENT OF AFFAIRS OF CORPORATION.  The property, business
                  ------------------------------------
and affairs of the Corporation shall be managed by and under the direction of its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by stockholders. In case the Corporation shall transact any business or enter into any contract with a director or officer, or with any organization in which one or more of its directors or officers are directors or officers or have a financial interest, the officers of the Corporation and directors in question shall be severally under the duty of disclosing all material facts as to their interest to the remaining directors promptly if and when such interested officers or such interested directors in question shall become advised of the circumstances. In the case of continuing relationships in the normal course of business such disclosure shall be deemed effective, when once given, as to all transactions and contracts subsequently entered into.

     SECTION 3.5  DIVIDENDS AND RESERVES.  Dividends upon stock of the
                  ----------------------
Corporation may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, in shares of stock or otherwise in the form, and to the extent, permitted by law. The Board of Directors may set apart, out of any funds of the Corporation available for dividends, a reserve or reserves for working capital or for any other lawful purpose, and also may abolish any such reserve in the manner in which it was created.

     SECTION 3.6  REGULAR MEETINGS.  An annual meeting of the Board of
                  ----------------
Directors shall be held, without other notice than these Bylaws, immediately after, and at the same place as, the annual meeting of the stockholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Delaware, for the holding of additional regular meetings without other notice than such resolution.

     SECTION 3.7  SPECIAL MEETINGS.  Special meetings of the Board of Directors
                  ----------------
may be called by the Chairman or the President and shall be called by the Secretary at the request of any two (2) directors, to be held at such time and place, either within or without the State of Delaware, as shall be designated by the call and specified in the notice of such meeting; and notice thereof shall be given as provided in Section 3.8, Notice of Special Meetings, of these
                                     --------------------------
Bylaws.

     SECTION 3.8  NOTICE OF SPECIAL MEETINGS.  Except as otherwise prescribed
                  --------------------------
by statute, written or actual oral notice of the time and place of each special meeting of the Board of Directors shall be given at least two (2) days prior to the time of holding the meeting or within such shorter period before the meeting as the person or persons calling such meeting deem appropriate in the circumstance. Any director may waive notice of any meeting.

     SECTION 3.9  QUORUM.  At each meeting of the Board of Directors, the
                  ------
presence of not less than a majority of the whole board shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any member of the Board of Directors or of any committee designated by the Board may participate in a meeting of the directors or any committee thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by means of such equipment shall constitute presence in person at such meeting.

     SECTION 3.10  PRESUMPTION OF ASSENT.  Unless otherwise provided by
                   ---------------------
statute, a director of the Corporation who is present at a meeting of the Board of Directors at which action is taken on any corporate matter shall be presumed to have assented to the action taken unless such director's dissent shall be entered in the minutes of the meeting or unless such director shall file a written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     SECTION 3.11  ACTION WITHOUT MEETING.  Unless otherwise restricted by the
                   ----------------------
Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

     SECTION 3.12  PRESIDING OFFICER.  The presiding officer at any meeting of
                   -----------------
the Board of Directors shall be the Chairman of the Board or, in the Chairman's absence, the President or, in the President's absence, any other director elected chairman by vote of a majority of the directors present at the meeting.

     SECTION 3.13  EXECUTIVE COMMITTEE.  The Board of Directors may, by
                   -------------------
resolution passed by two-thirds of the total number of directors, designate two or more directors of the Corporation to constitute an executive committee, which, to the extent provided in the resolution and by Delaware law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it.

     SECTION 3.14  OTHER COMMITTEES.  The Board of Directors may, by resolution
                   ----------------
passed by a majority of the number of directors fixed by these Bylaws, designate such other committees as it may from time to time determine. Each such committee shall consist of such number of directors, shall serve for such term and shall have and may exercise, during intervals between meetings of the Board of Directors, such duties, functions and powers as the Board of Directors may from time to time prescribe.

     SECTION 3.15  ALTERNATES.  The Board of Directors may from time to time
                   ----------
designate from among the directors alternates to serve on one or more committees as occasion may require. Whenever a quorum cannot be secured for any meeting of any committee from among the regular members thereof and designated alternates, the member or members of such committee present at such meeting and not disqualified from voting, whether or not the member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of such absent or disqualified member.

     SECTION 3.16  QUORUM AND MANNER OF ACTING--COMMITTEES.  The presence of a
                   ---------------------------------------
majority of members of any committee shall constitute a quorum for the transaction of business at any meeting of such committee, and the act of a majority of those present shall be necessary for the taking of any action thereat, provided that no action may be taken by any such committee without the favorable vote of members of the committee who are not officers or full-time employees of the Corporation at least equal to the favorable vote of members of such committee who are officers or full-time employees of the Corporation.

     SECTION 3.17  COMMITTEE CHAIRMAN, BOOKS AND RECORDS, ETC.  The chairman of
                   ------------------------------------------
each committee shall be selected from among the members of the committee by a majority of the committee. Each committee shall keep a record of its acts and proceedings, and all actions of each committee shall be reported to the Board of Directors at its next meeting. Each committee shall fix its own rules of procedure not inconsistent with these Bylaws or the resolution of the Board of Directors designating such committee and shall meet at such times and places and upon such call or notice as shall be provided by such rules.

     SECTION 3.18  FEES AND COMPENSATION OF DIRECTORS.  Directors shall not
                   ----------------------------------
receive any stated salary for their services as such; but, by resolution of the Board of Directors, a fixed fee, with or without expenses of attendance, may be allowed for attendance at each regular or special meeting of the Board. Members of the Board shall be allowed their reasonable traveling expenses when actually engaged in the business of the Corporation. Members of any committee may be allowed like fees and expenses for attending committee meetings. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

     SECTION 3.19  RELIANCE UPON RECORDS.  Every director of the Corporation,
                   ---------------------
or member of any committee designated by the Board of Directors, shall, in the performance of such person's duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees of the Board of Directors, or by any other person as to matters the director or member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

                                  ARTICLE IV
                                    NOTICES

     SECTION 4.1  MANNER OF NOTICE.  Whenever under the provisions of the
                  ----------------
statutes, the Certificate of Incorporation or these Bylaws notice is required to be given to any stockholder, director or member of any committee designated by the Board of Directors, it shall not be construed to require personal delivery and such notice may be given in writing by depositing it, in a sealed envelope, in the United States mails, air mail or first class, postage prepaid, addressed (or by delivering it to a telegraph company, charges prepaid, for transmission or by facsimile) to such stockholder, director or member either at the address of such stockholder, director or member as it appears on the books of the Corporation or, in the case of such a director or member, at such person's business address; and such notice shall be deemed to be given at the time when it is thus deposited in the United States mails (or delivered to the telegraph company or the facsimile transmission is acknowledged). Such requirement for notice shall be deemed satisfied, except in the case of stockholder meetings with respect to which written notice is mandatorily required by law, if actual notice is received orally or in writing by the person entitled thereto as far in advance of the event with respect to which notice is given as the minimum notice period required by law, the Certificate of Incorporation or these Bylaws.

     SECTION 4.2  WAIVER OF NOTICE.  Whenever any notice is required to be
                  ----------------
given under the provisions of the statutes, the Certificate of Incorporation, or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before, at or after the time stated therein, shall be deemed equivalent thereto. Attendance by a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or committee of directors need be specified in any written waiver of notice unless so required by statute, the Certificate of Incorporation or these Bylaws.

                                   ARTICLE V
                                   OFFICERS

     SECTION 5.1  OFFICES AND OFFICIAL POSITIONS.  The officers of the
                  ------------------------------
Corporation shall be a Chairman of the Board, a President, one or more Vice Presidents, a Secretary, a Treasurer, and such Assistant Secretaries, Assistant Treasurers, and other officers as the Board of Directors shall determine. Any two or more offices may be held by the same person. Except for the Chairman of the Board, none of the officers need be a director, a stockholder of the Corporation or a resident of the State of Delaware. The Board of Directors may from time to time establish, and abolish, official positions within the divisions into which the business and operations of the Corporation may be divided, pursuant to Section 6.1, Divisions of the Corporation, of these Bylaws,
                                  ----------------------------
and assign titles and duties to such positions. Those appointed to official positions within divisions may, but need not, be officers of the Corporation. The Board of Directors shall appoint officers to official positions within a division and may with or without cause remove from such a position any person appointed to it. In any event, the authority incident to an official position within a division shall be limited to acts and transactions within the scope of the business and operations of such division.

     SECTION 5.2  ELECTION AND TERM OF OFFICE.  The officers of the Corporation
                  ---------------------------
shall be elected annually by the Board of Directors at their first meeting held after each regular annual meeting of the stockholders. If the election of officers shall not be held at such meeting of the Board, such election shall be held at a regular or special meeting of the Board of Directors as soon thereafter as may be convenient. Each officer shall hold office until such officer's successor is elected and qualified or until such officer's death or resignation or until such officer shall have been removed in the manner hereinafter provided.

     SECTION 5.3  REMOVAL AND RESIGNATION.  Any officer may be removed, either
                  -----------------------
with or without cause, by a majority of the directors then in office at any regular or special meeting of the Board; but such removal shall be without prejudice to the contract rights, if any, of such person so removed. Any officer may resign at any time by giving written notice to the Board of Directors, to the Chairman, to the President or to the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 5.4  VACANCIES.  A vacancy in any office because of death,
                  ---------
resignation, removal, or any other cause may be filled by the Board of Directors.

     SECTION 5.5  CHAIRMAN OF THE BOARD.  The Board of Directors shall elect a
                  ---------------------
Chairman of the Board from among the directors. The Chairman of the Board shall preside at all meetings of the stockholders and directors, and shall have such other powers and duties as the Board of Directors may from time to time prescribe.

     SECTION 5.6  PRESIDENT.  The President shall be the chief executive
                  ---------
officer of the Corporation. In the absence of the Chairman of the Board, the President shall preside at all meetings of the stockholders and, if a member, at all meetings of the Board of Directors. The President shall have the overall supervision of the business of the Corporation and shall direct the affairs and policies of the Corporation, subject to such policies and directions as may be provided by the Board of Directors. The President shall have authority to designate the duties and powers of other officers and delegate special powers and duties to specified officers, so long as such designation shall not be inconsistent with the statutes, these Bylaws or action of the Board of Directors. The President shall also have power to execute, and shall execute, deeds, mortgages, bonds, contracts or other instruments of the Corporation except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors or by the President to some other officer or agent of the Corporation. The President may sign with the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, certificates for shares of stock of the Corporation the issuance of which shall have been duly authorized by the Board of Directors, and shall vote, or give a proxy to any other person to vote, all shares of the stock of any other Corporation standing in the name of the Corporation. The President in general shall have all other powers and shall perform all other duties which are incident to the chief executive office of a Corporation or as may be prescribed by the Board of Directors from time to time.

     SECTION 5.7  VICE PRESIDENTS.  In the absence of the President, or in the
                  ---------------
event of the President's inability or refusal to act, the Vice Presidents in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice President designated by the Board of Directors or the President, shall perform all duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties, not inconsistent with the statutes, these Bylaws, or action of the Board of Directors, as from time to time may be prescribed for them, respectively, by the Board of Directors or the President. Any Vice President may sign, with the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certificates for shares of stock of the Corporation the issuance of which shall have been duly authorized by the Board of Directors.

     SECTION 5.8  SECRETARY.  The Secretary shall: (i) keep the minutes of the
                  ---------
meetings of the stockholders, the Board of Directors and committees of directors, in one or more books provided for that purpose; (ii) see that all notices are fully given in accordance with the provisions of these Bylaws or as required by law; (iii) have charge of the corporate records and of the seal of the Corporation; (iv) affix the seal of the Corporation or a facsimile thereof, or cause it to be affixed, to all certificates for shares prior to the issuance thereof and to all documents the execution of which on behalf of the Corporation under its seal is duly authorized by the Board of Directors or otherwise in accordance with the provisions of these Bylaws; (v) keep a register of the post office address of each stockholder, director and committee member which shall from time to time be furnished to the Secretary by such stockholder, director or member; (vi) sign with the President, or a Vice President, certificates for shares of stock of the Corporation, the issuance of which shall have been duly authorized by resolution of the Board of Directors; (vii) have general charge of the stock transfer books of the Corporation; and (viii) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned by the President or by the Board of Directors. The Secretary may delegate such details of the performance of duties of the office as may be appropriate in the exercise of reasonable care to one or more persons in his or her stead, but shall not thereby be relieved of responsibility for the performance of such duties.

     SECTION 5.9  TREASURER.  The Treasurer shall: (i) be responsible to the
                  ---------
Board of Directors for the receipt, custody and disbursements of all funds and securities of the Corporation; (ii) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall from time to time be selected in accordance with the provisions of Section 7.4, Deposits, of these Bylaws; (iii) disburse the funds
                           --------
of the Corporation as ordered by the Board of Directors or the President or as otherwise required in the conduct of the business of the Corporation; (iv) render to the President or Board of Directors, upon request, an account of all transactions as Treasurer and on the financial condition of the Corporation; and
(v) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the President, by the Board of Directors or these Bylaws. The Treasurer may sign, with the President, or a Vice President, certificates for shares of stock of the Corporation, the issuance of which shall have been duly authorized by resolution of the Board of Directors. The Treasurer may delegate such details of the performance of duties of the office as may be appropriate in the exercise of reasonable care to one or more persons in his or her stead, but shall not thereby be relieved of responsibility for the performance of such duties. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties in such sum, and with such surety or sureties, as the Board of Directors shall determine.

     SECTION 5.10  ASSISTANT TREASURERS AND ASSISTANT SECRETARIES.  The
                   ----------------------------------------------
Assistant Treasurers and Assistant Secretaries shall perform all functions and duties which the Secretary or Treasurer, as the case may be, may assign or delegate; but such assignment or delegation shall not relieve the principal officer from the responsibilities and liabilities of his or her office. In addition, an Assistant Secretary or an Assistant Treasurer, as thereto authorized by the Board of Directors, may sign with the President, or a Vice President, certificates for shares of the Corporation, the issuance of which shall have been duly authorized by resolution of the Board of Directors; and the Assistant Secretaries and Assistant Treasurers shall, in general, perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President or by the Board of Directors. The Assistant Treasurers shall, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums, and with such surety or sureties, as the Board of Directors shall determine.

     SECTION 5.11  SALARIES.  The salaries of the officers shall be fixed from
                   --------
time to time by the Board of Directors or by such officer as the Board of Directors may designate for such purpose or as the Board of Directors may otherwise direct. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that he or she is also a director of the Corporation.

                                  ARTICLE VI
                                   DIVISIONS

     SECTION 6.1  DIVISIONS OF THE CORPORATION.  The Board of Directors
                  ----------------------------
shall have the power to create and establish such operating divisions of the Corporation as it may from time to time deem advisable.

     SECTION 6.2  OFFICIAL POSITIONS WITHIN A DIVISION.  The President may
                  ------------------------------------
appoint individuals, whether or not they are officers of the Corporation, to, and may, with or without cause, remove them from, official positions established within a division, but not filled by the Board of Directors. (See also Section 5.1, Offices and Official Positions, of these Bylaws.)
     ------------------------------

                                  ARTICLE VII
                     CONTRACTS, LOANS, CHECKS AND DEPOSITS

     SECTION 7.1 CONTRACTS AND OTHER INSTRUMENTS. The Board of Directors may
                 -------------------------------
authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, or of any division thereof, and such authority may be general or confined to specific instances.

     SECTION 7.2 LOANS. No loans shall be contracted on behalf of the
                 -----
Corporation, or any division thereof, and no evidence of indebtedness shall be issued in the name of the Corporation, or any division thereof, unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

     SECTION 7.3  CHECKS, DRAFTS, ETC.  All checks, demands, drafts or
                  -------------------
other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, or any division thereof, shall be signed by such officer or officers, agent or agents of the Corporation; and in such manner, as shall from time to time be authorized by the Board of Directors.

     SECTION 7.4  DEPOSITS.  All funds of the Corporation, or any division
                  --------
thereof, not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

                                 ARTICLE VIII
                   CERTIFICATES OF STOCK AND THEIR TRANSFER

     SECTION 8.1  CERTIFICATES OF STOCK.  The certificates of stock of the
                  ---------------------
Corporation shall be in such form as may be determined by the Board of Directors, shall be numbered and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary. If any stock certificate is signed (i) by a transfer agent or an assistant transfer agent or (ii) by a transfer clerk acting on behalf of the Corporation and a registrar, the signature of any officer of the Corporation may be a facsimile. In case any such officer whose facsimile signature has thus been used on any such certificate shall cease to be such officer, whether because of death, resignation or otherwise, before such certificate has been delivered by the Corporation, such certificate may nevertheless be delivered by the Corporation, as though the person whose facsimile signature has been used thereon had not ceased to be such officer. All certificates properly surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued to evidence transferred shares until the former certificate for at least a like number of shares shall have been surrendered and canceled and the Corporation reimbursed for any applicable taxes on the transfer, except that in the case of a lost, destroyed or mutilated certificate a new certificate may be issued therefor upon such terms, and with such indemnity (if any) to the Corporation, as the Board of Directors may prescribe specifically or in general terms or by delegation to a transfer agent for the Corporation.

     SECTION 8.2  LOST, STOLEN OR DESTROYED CERTIFICATES.  The Board of
                  --------------------------------------
Directors in individual cases, or by general resolution or by delegation to the transfer agent, may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificates, or such owner's legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     SECTION 8.3  TRANSFERS OF STOCK.  Upon surrender to the Corporation or
                  ------------------
the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and upon payment of applicable taxes with respect to such transfer, and in compliance with any restrictions on transfer applicable to the certificate or shares represented thereby of which the Corporation shall have notice and subject to such rules and regulations as the Board of Directors may from time to time deem advisable concerning the transfer and registration of certificates for shares of capital stock of the Corporation, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of shares shall be made only on the books of the Corporation by the registered holder thereof or by such holder's attorney or successor duly authorized as evidenced by documents filed with the Secretary or transfer agent of the Corporation.

     SECTION 8.4  RESTRICTIONS ON TRANSFER.  Any stockholder may enter into
                  ------------------------
an agreement with other stockholders or with the Corporation providing for reasonable limitation or restriction on the right of such stockholder to transfer shares of capital stock of the Corporation held by such stockholder, including, without limiting the generality of the foregoing, agreements granting to such other stockholders or to the Corporation the right to purchase for a given period of time any of such shares on terms equal to terms offered such stockholders by any third party. Any such limitation or restriction on the transfer of shares of the Corporation may be set forth on certificates representing shares of capital stock or notice thereof may be otherwise given to the Corporation or the transfer agent, in which case the Corporation or the transfer agent shall not be required to transfer such shares upon the books of the Corporation without receipt of satisfactory evidence of compliance with the terms of such limitation or restriction.

     SECTION 8.5  NO FRACTIONAL SHARE CERTIFICATES.  Certificates shall not
                  --------------------------------
be issued representing fractional shares of stock.

     SECTION 8.6  STOCKHOLDERS OF RECORD.  The Corporation shall be
                  ----------------------
entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE IX
                                INDEMNIFICATION

     (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

     (c) The Corporation may indemnify any person who is or was an employee or agent of the Corporation, or is or was an employee or agent of the Corporation serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise to the extent and under the circumstances provided by subsections (a) and (b) of this ARTICLE IX with respect to a person who is or was a director or officer of the Corporation. To the extent that an employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this
ARTICLE IX, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

     (d) Any indemnification under subsections (a) and (b) of this ARTICLE IX (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in subsections (a) and (b) of this
ARTICLE IX. Such determination shall be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iii) by the stockholders.

     (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this ARTICLE IX. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

     (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this ARTICLE IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

     (g) The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under this ARTICLE IX or otherwise.

     (h) For purposes of this ARTICLE IX, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this ARTICLE IX with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

     (i) For purposes of this ARTICLE IX, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this ARTICLE IX.

     (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this ARTICLE IX shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (k) The Delaware Court of Chancery is vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this ARTICLE IX. The Delaware Court of Chancery may summarily determine the Corporation's obligation to advance expenses (including attorneys' fees).

     (l) Notwithstanding any other Article of these Bylaws, no amendment, modification, restatement or repeal of the Bylaws shall limit or impair in any manner the rights of any person to indemnification or advancement of expenses under this ARTICLE IX in respect of any action or failure to act occurring prior to such amendment, modification, restatement or repeal.

     (m) The provisions of this ARTICLE IX shall be deemed to be a contract between the Corporation and each person who serves as such officer or director in any such capacity at any time while this ARTICLE IX and the relevant provisions of the General Corporation Law of the State of Delaware or other applicable laws, if any, are in effect, and any repeal or modification of any such law or this ARTICLE IX shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

                                   ARTICLE X
                              GENERAL PROVISIONS

          SECTION 10.1  FISCAL YEAR.  The fiscal year of the Corporation shall
                        -----------
begin on April 1 of each year and end on March 31 of each year.

          SECTION 10.2  SEAL.  The corporate seal shall have inscribed thereon
                        ----
the name of the Corporation, and the words "CORPORATE SEAL" and "DELAWARE;" and it shall otherwise be in the form approved by the Board of Directors. Such seal may be used by causing it, or a facsimile thereof, to be impressed or affixed or otherwise reproduced.

                                  ARTICLE XI
                                  AMENDMENTS

          Subject to any contrary or limiting provisions contained in the Certificate of Incorporation, these Bylaws may be amended or repealed, or new Bylaws may be adopted only (i) by the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of all classes of stock of the Corporation generally entitled to vote in the election of directors, considered for purposes of this ARTICLE XI as one class, or (ii) by the affirmative vote of a majority of the members of the Board of Directors then in office at any regular or special meeting. Any Bylaws adopted or amended by the stockholders may be amended or repealed by the Board of Directors or the stockholders.